UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2007

                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)

           California                0-11113                  95-3673456
  (State or other jurisdiction     (Commission             (I.R.S. Employer
        of incorporation)          File Number)           Identification No.)

          1021 Anacapa Street, Santa Barbara, CA                93101
         (Address of principal executive offices)             (Zip Code)

  Registrant's telephone number, including area code: (805) 564-6405 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities
                              Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
                             Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement

         On June 19, 2007, Pacific Capital Bank, N.A. (the "Bank"), a subsidiary of Pacific Capital Bancorp (the "Company"), entered into an Asset Purchase Agreement with LEAF Funding, Inc. , LEAF Financial Corporation, and LEAF Commercial Finance Co., LLC (collectively the "Buyer") for the sale of the Bank's equipment leasing and financing business (the "Business").

The following is a description of significant terms of the Asset Purchase
Agreement:

          1. The Buyer will purchase the equipment lease portfolio and certain other assets, and assume certain liabilities, for a purchase price equal to 104.7643% of the Bank's net investment in the equipment lease assets. The aggregate purchase price is estimated to be approximately $280 million.

          2. The sale of the Business is anticipated to close on June 22, 2007.

          3. The Bank agrees not to compete with the Buyer for five years in the third-party origination business of equipment leases of the size and for equipment of the type for which the Business extends leases. This covenant does not prevent the Bank from acquiring, being acquired by, or merging with another business that includes equipment leasing as part of a larger business.

The Company's press release dated June 20, 2007, announcing the execution of the Asset Purchase Agreement as well as the Company's sale of its Indirect Auto Finance portfolio is attached hereto as Exhibit 99.1


Item 9.01      Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.       Description
-----------       --------------------------------------

99.1              Press release dated June 20, 2007.




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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PACIFIC CAPITAL BANCORP
Date: June 20, 2007


                                                    /s/ Frederick W. Clough
                                                   ------------------------
                                                   Frederick W. Clough
                                                   Executive Vice President and
                                                   General Counsel



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                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibits
--------------         -----------------------

99.1 Pacific Capital Bancorp press release announcing the execution of the Asset Purchase Agreement and sale of the Indirect Auto Finance portfolio.